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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 27, 2020

ERIE INDEMNITY COMPANY
(Exact name of registrant as specified in its charter)

Pennsylvania	0-24000	25-0466020
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Erie Insurance Place,	Erie,	Pennsylvania	16530
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:	814	870-2000

Not applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class A common stock,	stated value $0.0292 per share	ERIE	NASDAQ Stock Market, LLC
(Title of each class)		(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 2.02 Results of Operations and Financial Condition.

On February 27, 2020, Erie Indemnity Company (the "Company") issued a press release announcing financial results for the quarter and year ended December 31, 2019. Copies of the press release and financial information are attached hereto and are incorporated herein by reference as Exhibit 99.1 and Exhibit 99.2, respectively.

On February 28, 2020 at 10:00 a.m. the Company will provide a pre-recorded Webcast that is complimentary to the press release announcing financial results for the quarter and year ended December 31, 2019.

Item 8.01 Other Events.

At its meeting on February 20, 2020, the Company's Board of Directors approved the following quarterly dividend on shares of Erie Indemnity Company Class A common stock:

Dividend Number: 358
Class A Rate Per Share: $0.965
Declaration Date: February 20, 2020
Ex-Dividend Date: April 3, 2020
Record Date: April 6, 2020
Payable Date: April 21, 2020

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Press Release
Exhibit 99.2 Financial Information
Exhibit 104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Exhibit Index

Exhibit No.	Description

99.1	Press Release
99.2	Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Erie Indemnity Company

February 27, 2020	By:	/s/ Gregory J. Gutting

Name: Gregory J. Gutting
Title: Executive Vice President & CFO